UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
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☐ Soliciting Material Pursuant to §240.14a-12

TCF Financial Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting to Be Held on April 25, 2012. Meeting Information Meeting Type: Annual Meeting For holders as of: February 27, 2012 Date: April 25, 2012 Time: 3:00 p.m. local time Location: TCF FINANCIAL CORPORATION Marriott Minneapolis West 9960 Wayzata Boulevard St. Louis Park, MN 55426 Attending The Meeting: If you plan to attend the Meeting, please bring a valid form of photo identification. Directions: * From I-169, exit on Betty Crocker Drive/Shelard Parkway * Go west and follow Shelard Parkway 3/4 mile to hotel located on left You are receiving this communication because you hold shares in TCF Financial Corporation. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www. proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. This Notice also constitutes notice of the 2012 Annual Meeting of Stockholders TCF FINANCIAL CORPORATION 200 LAKE STREET EAST MAIL CODE EX0-03-A WAYZATA, MN 55391 M43208-P20055 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials  Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information available that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or EMAIL Copy: If you want to receive a paper or email copy of these documents or of similar documents for future stockholder meetings, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY EMAIL*: sendmaterial@proxyvote.com * If requesting materials by email, please send a blank email with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX . XXXX XXXX XXXX Requests, instructions and other inquiries sent to this email address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 11, 2012 to facilitate timely delivery. M43209-P20055 How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you plan to attend the Meeting, please bring a valid form of photo identification. At the Meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information available that is printed in the box marked by the arrow (located on the following page) and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. . XXXX XXXX XXXX

Voting Items The Board of Directors recommends that you vote FOR the following: 1. Election of 15 Directors, each to serve a one-year term Nominees: 09) Thomas F. Jasper 10) George G. Johnson 11) Vance K. Opperman 12) James M. Ramstad 13) Gerald A. Schwalbach 14) Barry N. Winslow 15) Richard A. Zona 01) Raymond L. Barton 02) Peter Bell 03) William F. Bieber 04) Theodore J. Bigos 05) William A. Cooper 06) Thomas A. Cusick 07) Craig R. Dahl 08) Karen L. Grandstrand The Board of Directors recommends you vote FOR the following proposals: 2. Approve an increase in the number of authorized shares under the TCF Financial Incentive Stock Program. 3. Approve the amended and restated Directors Stock Grant Program. 4. Advisory (non-binding) vote on executive compensation as disclosed in the proxy statement. 5. Advisory (non-binding) vote on the appointment of KPMG LLP as independent registered public accountants for 2012. M43210-P20055

M43211-P20055